Exhibit 99.1

Universal Logistics Holdings Acquires Parsec, a Market-Leading Rail Terminal Operator

Warren, MI – September 30, 2024 — Universal Logistics Holdings, Inc. (NASDAQ: ULH) announced today its acquisition of Parsec, LLC, Parsec Intermodal of Canada ULC, and OB Leasing, LLC (collectively “Parsec”). Parsec is a market-leading provider of terminal management services to the Class I, regional, and short-line railroads across North America. With a highly-skilled workforce of nearly 2,100 employees, Parsec offers a comprehensive suite of terminal services at over 20 rail yards throughout the United States and in Canada. Parsec specializes in time-sensitive, container lift on and lift off services ensuring efficient and reliable operations at some of the most complex rail yards across the country. Among other services, Parsec also provides crane and intermodal equipment repair, drayage, and container and chassis stacking. For the trailing-twelve months ended August 31, 2024, Parsec reported total operating revenues of $230.2 million. Parsec will operate within Universal’s contract logistics segment, and the transaction is expected to be immediately accretive.

“I am extremely excited to welcome Parsec to the Universal family of companies,” stated Universal’s CEO Tim Phillips. “This is an exciting opportunity to build on Parsec’s long-standing customer relationships and further diversify our contract logistics service offering. Partnering with the railroads for over 35 years, Parsec is a go-to service provider offering rail yard terminal solutions. This strategic acquisition further enhances our value-added service offering, and provides Universal a meaningful presence in the rail terminal services space. On an annualized basis, the acquisition of Parsec is expected to boost Universal’s contract logistics segment revenues to over $1 billion.”

The cash purchase price was $193.6 million, subject to customary post-closing adjustments. Dykema Gossett PLLC and Vistula PLC served as Universal’s legal advisors on the transaction. Livingstone Partners served as exclusive financial advisor to Parsec, and Katz Teller served as Parsec’s legal advisor.

About Universal

Universal Logistics Holdings, Inc. (“Universal”) is a holding company whose subsidiaries provide a variety of customized transportation and logistics solutions throughout the United States and in Mexico, Canada and Colombia. Our operating subsidiaries provide our customers with supply chain solutions that can be scaled to meet their changing demands. We offer our customers a broad array of services across their entire supply chain, including truckload, brokerage, intermodal, dedicated and value-added services. In this press release, the terms “us,” “we,” “our,” or the “Company” refer to Universal and its consolidated subsidiaries.

Source: Universal Logistics Holdings, Inc.

For Further Information:

Steven Fitzpatrick, Investor Relations

SFitzpatrick@UniversalLogistics.com

Forward Looking Statements

Some of the statements contained in this press release might be considered forward-looking statements. These statements identify prospective information. Forward-looking statements can be identified by words such as: “expect,” “expected to,” “anticipate,” “intend,” “plan,” “goal,” “prospect,” “seek,” “believe,” “targets,” “project,” “estimate,” “future,” “likely,” “may,” “should” and similar references to future periods. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. These forward-looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described. Additional information about the factors that may adversely affect these forward-looking statements is contained in Universal’s reports and filings with the Securities and Exchange Commission. Universal assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.